EXHIBIT 99.08

                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                                RIGHTS OFFERING
                             ____________________

                 NOMINEE HOLDER OVERSUBSCRIPTION EXERCISE FORM
                  PLEASE COMPLETE ALL APPLICABLE INFORMATION


By Mail:                                By Express Mail or Overnight:
First Union National Bank               First Union National Bank
Corporate Trust Client Operations       Corporate Trust Client Operations
1525 West W.T. Harris Boulevard-3C3     1525 West W.T. Harris Boulevard-3C3
Charlotte, North Carolina 28288-1153    Charlotte, North Carolina 28262-1153

                         By Hand:
                         First Union National Bank
                         Corporate Trust Client Operations
                         1525 West W.T. Harris Boulevard-3C3
                         Charlotte, North Carolina 28288-1153

               THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVERSUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE BASIC SUBSCRIPTION PRIVILEGE WAS EXERCISED TO THE FULLEST EXTENT POSSIBLE AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVERSUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF SUBSCRIPTION CERTIFICATES.

               THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED SEPTEMBER 23, 1998, AS SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENT DATED SEPTEMBER 25, 1998, (AS SUPPLEMENTED, THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT, MACKENZIE PARTNERS, INC. AT (800) 322-2885.

               THIS FORM OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 23, 1998, UNLESS EXTENDED (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

               1. The undersigned hereby certifies to the Company and the Subscription Agent that it is a participant in _________________________[Name of Depository] (the "Depository") and that it has either (1) exercised the Basic Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Company or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Company.

               2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, _______ shares of Common Stock and certifies to the Company and the Subscription Agent by execution of a Nominee Holder Certification that such Oversubscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf the Basic Subscription Privilege has been exercised to the fullest extent possible.

               3. The undersigned understands that payment of the Subscription Price of $21.25 per share for each share of Common Stock subscribed for pursuant to the Oversubscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $____________, either (check appropriate box):


[ ] has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above

                                      or

[ ] is being delivered to the Subscription Agent herewith

                                      or

[ ] has been delivered separately to the Subscription Agent; and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

[ ] wire transfer of funds
    -- name of transferor institution.........................................
    -- date of transfer.......................................................
    -- confirmation number (if available).....................................

[ ] uncertified check

[ ] certified check

[ ] bank draft (cashier's check)

                                    ......................................
                                    Basic Subscription Confirmation Number

                                    ......................................
                                         Depository Participant Number

                                    ......................................
                                        Name of Depository Participant

                                    By....................................
                                      Name:
                                      Title:

Dated:  _______________, 1998

PARTICIPANTS EXERCISING THE OVERSUBSCRIPTION PRIVILEGE PURSUANT HERETO MUST SEPARATELY SUBMIT A NOMINEE HOLDER CERTIFICATION TO THE SUBSCRIPTION AGENT. SUCH NOMINEE HOLDER CERTIFICATIONS ARE AVAILABLE FROM THE SUBSCRIPTION AGENT.